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                                                             Document is copied.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 -------------
                                    FORM 8-K
                                 -------------

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 134

      Date of Report (Date of earliest event reported): NOVEMBER 13, 2000

                              CISCO SYSTEMS, INC.
               (Exact name of registrant as specified in charter)


         CALIFORNIA                     0-18225                     77-0059951
(State or other jurisdiction           Commission                 (IRS Employer
     of incorporation)                File Number)                Identification

170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA                           95134-1706
 (Address of principal executive offices)                             (Zip Code)

           Our telephone number, including area code: (408) 526-4000

ITEM 5.  OTHER EVENTS

     On November 13, 2000, we announced a definitive agreement to acquire Radiata, Inc. of San Jose, California and Sydney, Australia. Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release announcing the agreement to acquire Radiata, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CISCO SYSTEMS, INC.

Dated: November 15, 2000             By: /s/ DANIEL SCHEINMAN
                                        ---------------------------------------
                                        Daniel Scheinman, Senior Vice President,
                                        Legal and Government Affairs
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                                 EXHIBIT INDEX
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Exhibit
Number                       Description of Document
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
 99.1        Press Release of Cisco Systems, Inc., dated November 13, 2000.

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